UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 1, 2024
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of stockholders held on May 1, 2024, the stockholders of Coterra Energy Inc. (the “Company”) voted on the proposals described in more detail in the 2024 proxy statement. The certified voting results for each proposal are set forth below.

Proposal 1: The Company’s stockholders elected each of the following persons as directors to serve until the expiration of his or her term in 2025:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
DOROTHY M. ABLES	599,566,106	11,605,533	371,168	63,848,552
ROBERT S. BOSWELL	601,799,017	9,393,234	350,564	63,848,544
AMANDA M. BROCK	605,234,871	5,775,811	532,128	63,848,549
DAN O. DINGES	606,481,406	4,525,629	535,775	63,848,549
PAUL N. ECKLEY	590,898,983	20,066,972	576,855	63,848,549
HANS HELMERICH	605,499,717	5,695,450	347,643	63,848,549
THOMAS E. JORDEN	596,239,489	14,964,980	338,339	63,848,551
LISA A. STEWART	538,552,809	69,557,724	3,432,275	63,848,551
FRANCES M. VALLEJO	600,365,750	10,827,590	349,471	63,848,548
MARCUS A. WATTS	600,161,208	10,850,198	531,409	63,848,544

Proposal 2: The Company’s stockholders approved the amendment and restatement the Restated Certificate of Incorporation of Coterra Energy Inc. to provide for exculpation of certain officers of the Company as permitted by amendments to Delaware law and to make certain non-substantive updates:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
547,480,781	63,323,118	738,905	63,848,555

Proposal 3: The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2024 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
577,536,844	33,212,582	793,379	63,848,554

Proposal 4: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2024 fiscal year:

FOR	AGAINST	ABSTAIN
639,322,647	35,495,031	573,681

Item 9.01                                           Financial Statements and Exhibits.
(d)                                 Exhibits
3.1 Amended and Restated Certificate of Incorporation of Coterra Energy Inc.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary
Date: May 2, 2024

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